EXHIBIT 99.1

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE                                Contact: Daniel L. Krieger,
                                                            Chairman & President
                                                                  (515) 232-6251
JULY 17, 2003

                            AMES NATIONAL CORPORATION

                  ANNOUNCES SECOND QUARTER AND FIRST SIX MONTHS
                                  2003 EARNINGS

Second Quarter 2003 earnings were $2,649,000 or $.85 per share, which were 3% lower than the $2,741,000 or $.88 per share earned in the same period last year. For the six-month period, earnings were $5,520,000, or $1.76 per share, 3% lower than the $5,682,000 or $1.82 per share earned in the same period last year. Declining net interest margins and additions to the loan reserve at the affiliate banks contributed to lower earnings. Return on average assets for the second quarter was 1.44 % compared to 1.73% for the same quarter in 2002. Return on average equity for second quarter 2003 was 10.18% compared to 11.32% for second quarter 2002. For the six months ended June 30, 2003 return on average equity was 10.70% compared to 11.84% for the first six months of 2002.

Deposits increased 18% to $604 million compared to $511 million on June 30, 2002. United Bank & Trust, Marshalltown, Iowa has grown to over $53 million in deposits since it began business in late June 2002.

Loans increased 12% to $346 million, or $38 million higher than a year ago with commercial real estate lending the major contributor to the increase. Total assets of $742 million were $113 million more than the $629 million on June 30, 2002.

Total capital was $106 million, an 8% increase over June 30, 2002. Included in total capital at June 30, 2003 was $11 million in unrealized gains, net of deferred tax liability.

Ames National Corporation affiliate Iowa banks are First National Bank, Ames; Boone Bank & Trust Co., Boone; State Bank & Trust Co., Nevada; Randall-Story State Bank, Story City; and United Bank & Trust, Marshalltown.


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                   AMES NATIONAL CORPORATION AND SUBSIDIARIES

                           Consolidated Balance Sheets
                                   (unaudited)

                                                                                           June 30,      June 30,
                                                                                             2003          2002
                                                                                        ----------------------------
                Assets
Cash and due from banks .............................................................   $ 28,600,917    $ 35,832,841
Federal funds sold ..................................................................     79,075,000      42,370,000
Interest bearing deposits in financial institutions .................................      6,000,000         600,000
Securities available-for-sale .......................................................    268,029,547     229,223,802
Loans receivable, net ...............................................................    345,748,025     307,575,129
Bank premises and equipment, net ....................................................      8,710,669       7,894,748
Accrued income receivable ...........................................................      5,161,355       5,297,369
Other assets ........................................................................        177,583         489,338
                                                                                        ----------------------------
           Total assets .............................................................   $741,503,096    $629,283,227
                                                                                        ============================

                Liabilities and Stockholders' Equity

Deposits:
   Demand ...........................................................................   $ 61,024,546    $ 52,293,228
   NOW accounts .....................................................................    128,917,809     112,399,121
   Savings and money market .........................................................    171,903,731     145,496,094
   Time, $100,000 and over ..........................................................     70,155,513      52,422,160
   Other time .......................................................................    172,158,482     148,383,361
                                                                                        ----------------------------
           Total deposits ...........................................................    604,160,081     510,993,964

Federal funds purchased and securities sold under agreements to repurchase20,783,016      12,037,383
Dividends payable ...................................................................      2,878,663       2,753,504
Deferred taxes ......................................................................      4,616,388       2,749,561
Accrued interest and other liabilities ..............................................      2,902,027       2,655,714
                                                                                        ----------------------------
           Total liabilities ........................................................    635,340,175     531,190,126
                                                                                        ----------------------------


Stockholders' Equity:
   Common stock, $5 par value; authorized 6,000,000 shares;
     issued 3,153,230 shares at June 30, 2003 and June 30, 2002;
     outstanding 3,133,053 shares at June 30, 2003
     and 3,128,982 shares at June 30, 2002 ..........................................     15,766,150      15,766,150
   Surplus ..........................................................................     25,351,979      25,354,014
   Retained earnings ................................................................     55,181,682      51,012,776
   Treasury stock, at cost;  20,177shares at June 30, 2003
     and 24,248 shares at June 30, 2002 .............................................     (1,109,735)     (1,333,640)
   Accumulated other comprehensive income - net unrealized gain
     on securities available-for-sale ...............................................     10,972,845       7,293,801
                                                                                         ---------------------------

           Total stockholders' equity ...............................................    106,162,921      98,093,101
                                                                                        ----------------------------
                                                                                        $741,503,096    $629,283,227
                                                                                        ============================

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

                   AMES NATIONAL CORPORATION AND SUBSIDIARIES

                        Consolidated Statements of Income
                                   (unaudited)

                                           Three Months Ended           Six Months Ended
                                                 June 30,                    June 30,
                                         -----------------------------------------------------
                                            2003          2002          2003          2002
                                         -----------------------------------------------------
Interest and dividend income:
    Loans ............................   $ 5,651,200   $ 5,766,039   $11,207,235   $11,631,211
    Securities
      Taxable ........................     1,792,746     2,058,776     3,676,285     4,038,907
      Tax-exempt .....................       842,090       719,688     1,612,390     1,438,642
    Federal funds sold ...............       249,908       251,243       413,602       452,027
    Dividends ........................       340,180       374,867       680,845       705,670
                                         -----------------------------------------------------
          Total interest income ......     8,876,124     9,170,613    17,590,357    18,266,457
                                         -----------------------------------------------------
Interest expense:
    Deposits .........................     2,646,208     2,971,413     5,272,198     5,959,373
    Other borrowed funds .............        77,115        59,765       141,334       133,899
                                         -----------------------------------------------------
          Total interest expense .....     2,723,323     3,031,178     5,413,532     6,093,272
                                         -----------------------------------------------------

          Net interest income ........     6,152,801     6,139,435    12,176,825    12,173,185
Provision for loan losses ............       305,995       111,265       425,740       215,484
                                         -----------------------------------------------------
          Net interest income after
             provision for loan losses     5,846,806     6,028,170    11,751,085    11,957,701
                                         -----------------------------------------------------
Noninterest income:
    Trust department income ..........       274,773       276,425       602,102       527,155
    Service fees .....................       383,076       361,518       742,000       719,193
    Securities gains, net ............       280,782       133,941       646,607       322,673
    Loan and secondary market fees ...       322,876        93,250       570,996       228,877
    Other ............................       250,626       202,697       545,841       393,070
                                         -----------------------------------------------------
          Total noninterest income ...     1,512,133     1,067,831     3,107,546     2,190,968
                                         -----------------------------------------------------

Noninterest expense:
    Salaries and employee benefits ...     2,324,737     2,075,667     4,494,421     3,858,002
    Occupancy expenses ...............       231,737       226,202       500,345       429,564
    Data processing ..................       617,875       436,629     1,085,675       841,040
    Other operating expenses .........       606,720       572,207     1,198,230     1,114,355
                                         -----------------------------------------------------
          Total noninterest expense ..     3,781,069     3,310,705     7,278,671     6,242,961
                                         -----------------------------------------------------

          Income before income taxes .     3,577,870     3,785,296     7,579,960     7,905,708
Income tax expense ...................       928,641     1,044,361     2,060,406     2,223,843
                                         -----------------------------------------------------
          Net income .................   $ 2,649,229   $ 2,740,935   $ 5,519,554   $ 5,681,865
                                         =====================================================

Basic and diluted earnings per share .   $      0.85   $      0.88   $      1.76   $      1.82
                                         =====================================================

Declared dividends per share .........   $      0.92   $      0.88   $      1.36   $      1.30
                                         =====================================================

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